MASSMUTUAL INSTITUTIONAL FUNDS: VOTING CERTIFICATE


                  October 16, 1996 Special Meeting of Shareholders

------------------ --------------- ----------------- -----------------
                   Prime Fund      Short-Term Bond   Core Bond Fund
                                   Fund

------------------ --------------- ----------------- -----------------
Number of Shares   1,535,470.40    13,343,403.33     30,752,701.81
as of the Record
Date
------------------ --------------- ----------------- -----------------
------------------ --------------- ----------------- -----------------
Shares Present     1,535,470.40    13,343,403.33     30,752,291.054
in Person or by
Proxy
------------------ --------------- ----------------- -----------------


------------------ ----------------- ----------------- ---------------
                   Balanced Fund    Value Equity     Small Cap
                                    Fund             Value Equity

------------------ --------------- ----------------- -----------------
Number of Shares   41,884,702.61    167,208,460.54   34,223,488.57
as of the Record
Date
------------------ --------------- ----------------- -----------------
------------------ --------------- ----------------- -----------------
Shares Present     41,884,435.157   167,208,460.54   34,221,947.778
in Person or by
Proxy
------------------ -----------------

------------------ -----------------
                   International
                   Equity Fund

------------------ -----------------
Number of Shares   28,994,142.01
as of the Record
Date
------------------ -----------------
------------------ -----------------
Shares Present     28,991,582.828
in Person or by
Proxy
------------------ -----------------

Proposal 1 - Approval of Investment Sub-Advisory Agreement to be entered into between Massachusetts Mutual Life Insurance Company and David L. Babson & Company, as described in the Proxy Statement.

------------------ --------------- ----------------- -----------------
                   Prime Fund      Short-Term Bond   Core Bond Fund
                                   Fund

------------------ --------------- ----------------- -----------------
------------------ --------------- ----------------- -----------------
Shares Voted For   N/A             N/A               N/A
------------------ --------------- ----------------- -----------------
------------------ --------------- ----------------- -----------------
Shares Voted       N/A             N/A               N/A
Against or
Abstain
------------------ --------------- ----------------- -----------------
------------------ --------------- ----------------- -----------------
% Voted For        N/A             N/A               N/A
------------------ --------------- ----------------- -----------------


------------------ ---------------- ---------------- ----------------
                   Balanced Fund    Value Equity     Small Cap
                                     Fund             Value Equity
                                                     Fund
------------------ ---------------- ---------------- ----------------
------------------ ---------------- ---------------- ----------------
Shares Voted For   41,884,435.157   167,208,460.54   34,221,947.778
------------------ ---------------- ---------------- ----------------
------------------ ---------------- ---------------- ----------------
Shares Voted        0                0                0
Against or
Abstain
------------------ ---------------- ---------------- ----------------
------------------ ---------------- ---------------- ----------------
% Voted For         99.99%           100%             99.99%
------------------ ---------------- ---------------- ----------------


------------------ -----------------
                   International
                   Equity Fund
                   Fund
------------------ -----------------
------------------ -----------------
Shares Voted For   N/A
------------------ -----------------
------------------ -----------------
Shares Voted       N/A
Against or
Abstain
------------------ -----------------
------------------ -----------------
% Voted For        N/A
------------------ -----------------

Proposal 2 - Election of Richard H. Ayers, David E. A. Carson, Richard G. Dooley, Richard W. Greene, Beverly C. L. Hamilton, and F. William Marshall, Jr. as members of the Board of Trustees, each for an indefinite term.

------------------ --------------- ----------------- ---------------
                   Prime Fund      Short-Term Bond   Core Bond Fund
                                   Fund
------------------ --------------- ----------------- ---------------
------------------ --------------- ----------------- ---------------
Shares Voted For   1,535,470.40    13,343,403.33     30,752,291.054
All Nominees
------------------ --------------- ----------------- ---------------
------------------ --------------- ----------------- ---------------
Shares Voted       0               0                 0
Against or
Abstain
------------------ --------------- ----------------- ---------------
------------------ --------------- ----------------- ---------------
% Voted For        100%            100%              99.99%
------------------ --------------- ----------------- ---------------

------------------ ----------------- ---------------- -----------------
                   Balanced Fund     Value Equity     Small Cap Value
                                     Fund             Equity Fund
------------------ ----------------- ---------------- -----------------
------------------ ----------------- ---------------- -----------------
Shares Voted For   41,884,435.157    167,208,460.54   34,221,947.778
All Nominees
------------------ ----------------- ---------------- -----------------
------------------ ----------------- ---------------- -----------------
Shares Voted                       0                0                 0
Against or
Abstain
------------------ ----------------- ---------------- -----------------
------------------ ----------------- ---------------- -----------------
% Voted For        99.99%            100%             99.99%
------------------ ----------------- ---------------- -----------------

------------------ -----------------
                   International
                   Equity Fund
------------------ -----------------
------------------ -----------------
Shares Voted For   28,991,582.828
All Nominees
------------------ -----------------
------------------ -----------------
Shares Voted       0
Against or
Abstain
------------------ -----------------
------------------ -----------------
% Voted For        99.99%
------------------ -----------------


Proposal 3 - Ratification of the selection of Coopers & Lybrand L.L.P. as independent auditors and accountants of the Trust for the fiscal year ending December 31, 1996.

------------------ -------------- ---------------- -----------------
                   Prime Fund     Short-Term       Core Bond Fund
                                  Bond Fund
------------------ -------------- ---------------- -----------------
------------------ -------------- ---------------- -----------------
Shares Voted For   1,535,470.40   13,343,403.33    30,752,291.054
------------------ -------------- ---------------- -----------------
------------------ -------------- ---------------- -----------------
Shares Voted       0              0                0
Against or
Abstain
------------------ -------------- ---------------- -----------------
------------------ -------------- ---------------- -----------------
% Voted For        100%           100%             99.99%
------------------ -------------- ---------------- -----------------


------------------ ---------------- ---------------- -----------------
                   Balanced Fund    Value Equity     Small Cap Value
                                    Fund             Equity Fund
------------------ ---------------- ---------------- -----------------
------------------ ---------------- ---------------- -----------------
Shares Voted For   41,884,435.157   167,208,460.54   34,221,947.778
------------------ ---------------- ---------------- -----------------
------------------ ---------------- ---------------- -----------------
Shares Voted                      0                0                 0
Against or
Abstain
------------------ ---------------- ---------------- -----------------
------------------ ---------------- ---------------- -----------------
% Voted For        99.99%           100%             99.99%
------------------ ---------------- ---------------- -----------------

------------------ ------------------
                   International
                   Equity Fund
------------------ ------------------
------------------ ------------------
Shares Voted For   28,991,582.828
------------------ ------------------
------------------ ------------------
Shares Voted       0
Against or
Abstain
------------------ ------------------
------------------ ------------------
% Voted For        99.99%
------------------ ------------------


                                                 John E. Deitelbaum
                                                 Election Inspector